SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Pursuant to § 240.14a-12

HORIZON BANCORP
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held at 10:00 a.m. local time on May 3, 2012

Dear Shareholder:

The Annual Meeting of Shareholders of Horizon Bancorp will be held on Thursday, May 3, 2012, 10:00 a.m. local time; (registration will begin at 9:30 a.m.) at the Clarion Inn, 5820 South Franklin Street, Michigan City, Indiana.  If you need directions call 219-874-9272.

The Annual Meeting will be held for the following purposes:

1.	Election of Directors: To elect four directors to serve three-year terms expiring in 2015.

2.	Advisory Vote to Approve Executive Compensation: To vote on a non-binding, advisory proposal to approve the compensation of Horizon’s executive officers described in this Proxy Statement.

3.	Frequency of Advisory Vote to Approve Executive Compensation. To hold an advisory vote on the frequency of the advisory vote to approve Horizon’s executive compensation.

4.	Ratification of Auditors: To ratify the appointment of BKD, LLP, as independent auditors for 2012.

5.	Other Business: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors of Horizon Bancorp recommends voting “FOR” proposals 1, 2 and 4 above and “1 Yr” on proposal 3.

You can vote at the meeting or any adjournment of the meeting if you were a shareholder of record at the close of business on March 9, 2012.  The proxy statement and annual report are available at:

http://www.cfpproxy.com/5257

This is not a proxy card or ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line at http://www.rtcoproxy.com/hbnc, by phone 1-866-273-7544, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number, which can be found on the bottom right hand corner of this notice. If you wish to vote by mail or in person at the Annual Meeting simply request a paper copy of the proxy materials per the instructions below. No other personal information will be required in order to vote in this manner. We ask that you cast your vote promptly. Your vote is important.

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you.  Please make your request as instructed below by April 20, 2012, to ensure delivery before the shareholder meeting. You will need your Shareholder Control Number, found in the lower right hand corner of this letter. Then, choose one of the following methods to make your request:

Call our toll-free number, (800) 951-2405; or
Visit our website at http://www.cfpproxy.com/5257; or
Send us an email at fulfillment@rtco.com

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line. You will have the opportunity to request paper or email copies for future meetings.

Shareholder Control Number